Exhibit 10.29


                                 TRUST AGREEMENT





                          FOR THE WARWICK SAVINGS BANK
                               401(K) SAVINGS PLAN






















                  ============================================


                       Entered Into as of August 23, 2000



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                                 TRUST AGREEMENT
                                 ---------------


                  This Trust Agreement (herein called the "Agreement") is made as of August 23, 2000 by and among The Warwick Savings Bank (herein called the "Employer") or any successor corporation or business organization which agrees in writing to assume the obligations of the plan and Timothy A. Dempsey, Ronald.
J. Gentile, Nancy L. Sobotor-Littell, Arthur W. Budich and Barbara A. Rudy (herein called the Trustees and, collectively, the Trustee). The Employer has adopted a tax-qualified plan called The Warwick Savings Bank 401(k) Savings Plan (herein called the "Plan") for the benefit of its employees. Any change in Plan name shall not affect this Agreement.

                  The Employer and the Trustee mutually agree as follows:

SECTION 1 -- THE TRUST AND TRUST FUND.

         (a) By executing this Agreement, the Employer establishes the Trust. The Trust is established for the purpose of holding and distributing the Trust Fund under the provisions of the Plan. The Trust shall be construed, regulated, and administered under applicable federal law and, to the extent not pre-empted by federal law, the law of the State of New York. The Trust established pursuant to this Agreement shall be separate from the trust established under the trust agreement, dated as of November 21, 1997, between the Employer and HSBC Bank USA, pursuant to which the Qualifying Employer Securities Fund is held.

         (b) The Trust Fund consists of the total assets held under the Trust for the purpose of providing benefits for participants. These assets result from contributions made under the Plan, which are forwarded to the trustee to be deposited in the Trust Fund as provided in the Plan and all earnings, appreciation and additions as allocable thereto, less losses, depreciation and expenses allocable thereto and payments made therefrom as authorized under the Plan or this Agreement. The Trust Fund shall be valued at current fair market value at least annually and, at the discretion of the Trustee, may be valued more frequently. Notwithstanding anything to the contrary contained in this Agreement or any amendment thereto, no part of the corpus or income of the Trust Fund, other than such expenses, fees, indemnities and taxes properly charged to the Trust Fund under this Plan or this Agreement, shall be used for, or diverted to, purposes other than for the exclusive benefit of the employees of the Employer, retired employees or their beneficiaries under the Plan.

SECTION 2-- THE TRUSTEE.

         (a) The Employer has initially appointed the Trustee named above. The Employer has the power to appoint an additional or successor trustee at any time. Any one of the Trustees may be removed by the Employer at any time upon thirty days notice in writing to such Trustee. A trustee may resign at any time upon thirty days written notice to the Employer and a Trustee shall automatically be removed on death, total disability as determined by the Employer or termination of employment with the Employer. If a Trustee is removed, resigns, dies or is otherwise unable to serve as a Trustee, the successor trustee appointed by the Employer has the same powers and duties as the Trustee replaced, subject to any pre-established arrangement of the Trustee. Pending the


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appointment of an acceptance by a successor trustee, the removed or resigning
Trustee or his estate must assign, transfer, pay over and deliver to the successor trustee all of the assets which then constitute the Trust Fund. The Employer shall notify any person who is a named fiduciary (as such term is defined in section 402(a)(2) of the Employee Retirement Income Security Act of 1974 ("ERISA")) of any change of Trustee.

         (b) If more than one person is appointed as Trustee, any material acts and decisions to be made by the Trustee shall be governed by a majority vote of the trustees. If a majority vote cannot be obtained, the Trustee shall act or decide according to a pre-established written procedure of the Trustees.

SECTION 3 -- DUTIES OF TRUSTEE.

         (a) The Trustee shall accept and hold the Trust Fund and administer it according to the provisions of this Agreement and the provisions of the Plan document. The Trustee has no duty to demand or require the contributions be made to the Trust, nor shall the Trustee be liable to determine the amount of any contributions to the Trust. The Trustee shall be under no duty to enforce the payment of any contribution to the Trust Fund and shall not be responsible for the adequacy of the Trust Fund to satisfy any obligations for benefits, expenses and liabilities under the Plan. In addition to making contributions, the Employer shall furnish the Trustee with such information and data relative to the Plan as is necessary for the proper administration of the Trust Fund.

         (b) The Trust Fund shall be held by the Trustee and shall be invested and reinvested as hereinafter provided, without distinction between principal and income and without regard to the restrictions of the laws of the State of New York, or of any other jurisdiction, relating to the investment of trust funds.

         (c) The Plan is administered by the Plan Administrator. The Trustee is not responsible for any aspect of the administration of the Plan. The Trustee is not required to look into any action taken by a named fiduciary, Plan Administrator or the Employer and will be fully protected in taking, permitting or omitting any action on the basis of their actions. Any action by a named fiduciary, Plan Administrator or the Employer according to the Plan provisions shall be evidenced in writing. The Employer will indemnify the Trustee by satisfying any liabilities the Trustee may incur in acting according to the Trust provisions upon written instruction from a named fiduciary, Plan Administrator or Employer.

SECTION 4 -- SPECIFIC POWERS OF THE TRUSTEE.

                  Except where the Plan expressly provides that the Trustee is subject to the direction of a named fiduciary, the Plan Administrator, an investment manager ("Investment Manager"), or the Employer, the Trustee is authorized and empowered:

         (a) to apply for and invest all or any portion of the assets of the Trust Fund in an annuity contract (either group or individual), an insurance policy (either group or individual), or both, issued by an insurance company designated by the Employer, and to hold such contract and/or policy as owner;


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         (b)      to invest and reinvest all or any portion of the assets of the
                  Trust in any bonds, debentures, notes, mortgages or mortgages participations, preferred stocks, common stocks, mutual funds or other securities or other real or personal properties permitted by law; and, if allowed under the Plan, to invest in loans to participants according to the loan provisions of the Plan;

         (c) to sell, exchange, convey, transfer, or otherwise to dispose of and also grant options with respect to any property held by it, by private contract or at public auction;

         (d) to exercise the voting rights in person or by proxy of any stocks, bonds, or other securities and to exercise any of the powers of an owner with respect to stocks, bonds, securities, or other property held in the Trust Fund;

         (e) to retain in cash such amount as the Trustee considers advisable, and to deposit cash in any depository selected by the Trustee, without liability for interest;

         (f) to make, execute, acknowledge and deliver any instruments that may be necessary to carry out the powers granted it;

         (g) to exercise any options, conversion rights, or rights to subscribe for stocks, bonds or other securities appurtenant to any stocks, bonds or other securities held by it, and to make any necessary payments in connection with such exercise; to join in, dissent from, and oppose the reorganization, consolidation, recapitalization, liquidation, merger, or sale, mortgage, pledge or lease, of corporate property with respect to any corporations or property in which it may be interested as Trustee; to deposit any property with any protective, reorganization or similar committee, and to pay or agree to pay part of the expenses and compensation of any committee and any assessments levied with respect to property so deposited;

         (h) to compromise, compound, submit to arbitration or settle any debt or obligation owing to or from it as Trustee; to reduce or increase the rate of interest on extension, or otherwise modify, foreclose upon default, or otherwise enforce any such obligation;

         (i) to make, enter into, amend, perform, enforce or terminate, in whole or in part, suitable contracts with insurance companies, whereby such companies will underwrite the payment of all or part of the benefits herein provided to be paid; and to deliver to such companies all or such part of the contributions collected from the Participants and the Employer as are deemed proper by the Trustee. Any such contract may be held, for the purpose of providing solely for the funding of benefits under the Plan;

         (j) to employ such agents, actuaries, clerical help, custodians and others (including, but not limited to, an investment manager or an insurance company) as needed to carry out the Trustee's duties;



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         (k)      to consult with legal counsel, including the Employer's
                  counsel, with respect to the meaning or construction of, or the Trustee's obligations or duties under, the Plan and Trust, or with respect to any action or proceeding or any question of law. The Trustee shall be fully protected with respect to any action it takes in good faith pursuant to the advice of such counsel; and

         (l) to enforce any right, obligation or claim and, in its absolute discretion, to protect in any way the interest of the Trust Fund, and, if the Trustee considers such action for the best interest of the Trust Fund, to abstain from the enforcement of any right, obligation and claim or and abandon any property which it has held.

In exercising such powers with respect to any portion of the Trust Fund that is invested in the discretion of the Trustee, the Trustee shall act in its discretion. In exercising such powers with respect to directions of the Employer or of an Investment Manager (including directions based upon the directions of participants in the Plan), the Trustee shall act in accordance with directions provided by the Employer or Investment Manager. The Trustee shall be under no duty or obligation to review any action to be taken, nor to recommend any action, pursuant to this Section 4 with respect to any portion of the Trust Fund that is under the direction of the Employer or an Investment Manager. The Trustee shall have no liability of responsibility for, and the Employer agrees to indemnify the Trustee and hold it harmless from and defend it against any claim or liability which may be asserted against the Trustee by reason of, its actions or inaction pursuant to the direction of, or its failure to act in the absence of directions from the Employer or an Investment Manager, except to the extent provided in Section 14.

SECTION 5 -- DISCRETIONARY POWERS OF THE TRUSTEE.

                  In addition to and not by way of limitation of any other powers conferred upon the Trustee by law or other provisions of this Agreement, but subject to Sections 1, 3 and 4, the Trustee is authorized and empowered, in its discretion:

              (a) to sue or defend suits or legal proceedings to protect or enforce any interest in the Trust and to represent the Trust in all suits or legal proceedings in any court or before any other administrative agency, body or tribunal, where it is advised by counsel that such action is required by applicable law;

              (b) to organize corporations and/or partnerships or established ancillary or subsidiary trusts under the laws of any jurisdiction for the purpose of holding title to any property held in the Trust Fund;

              (c) to borrow, subject to the provisions of Article VI and ERISA, for the purpose of the Trust from any person or persons, and for any sums so borrowed to issue its promissory note as Trustee and to secure the repayment thereof by pledging all or any part of the assets of the Trust fund; no person lending money to the Trustee shall be required to see to the application of the money lent or to inquire into the validity, expediency, or propriety of any such borrowing;


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                  (d)      to hold part of the Trust Fund uninvested in cash or
                           cash balances for liquidity purposes and not be required to pay interest thereon;

                  (e) to hold any property at any place, except that it shall not maintain the indicia of ownership of any assets of the Trust Fund outside the jurisdiction of the district courts of the United States except as permitted by regulations issued by the Secretary of Labor of the United States under Section 404(b) of ERISA.

                  (f) to make, sign, acknowledge, and deliver deeds, leases, assignments, and other instruments;

                  (g) to cause any property to be registered in the name of its nominee, or to hold any such property in such form that it will pass by delivery and, in accordance with Sections 11-1.8 and 11-1.9 of the Estates, Powers and Trusts Law of the State of New York, to deposit or arrange for the deposit of any securities held by it with the Federal Reserve Bank of New York or in a clearing corporation (as defined in the New York State Uniform Commercial Code); provided, however, that the records of the Trustee shall at all times show that any such property held or registered in the name of another is part of the Trust Fund;

                  (h) to employ legal counsel, brokers, and other advisors, agents, or employees to perform services for the Trust Fund or to advise it with respect to its duties and obligations under this Agreement and in connection with the Trust, and to pay to them from the Trust Fund such compensation as it deems appropriate; and

                  (i) generally to do all acts, whether or not expressly authorized, which the Trustee may deem necessary or desirable for the protection of the Trust Fund.

SECTION 6 -- INVESTMENT OF THE TRUST FUND.

         (a) The Employer may, in its discretion, appoint an investment manager ("Investment Manager") to direct the investment and reinvestment of all or any portion of the Trust Fund. Any such Investment Manager shall either: (i) be registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Investment Advisers Act"); (ii) be a bank, as defined in the Investment Advisers Act; or (iii) be an insurance company qualified to perform investment services under the laws of more than one state.

         (b) The Employer shall give written notice to the Trustee of the appointment of an Investment Manager pursuant to the previous paragraph. Such notice shall include: (i) a specification of the portion of the Trust Fund to which the appointment applies; (ii) a certification by the Employer that the Investment Manager satisfies the requirements of the previous paragraph; (iii) a copy of the instruments appointing the Investment Manager and evidencing the Investment Manager's acceptance of the appointment; (iv) directions as to the manner in which the Investment Manager is authorized to give


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instructions to the Trustee, including the persons authorized to give instructions and the number of signatures required for any written instruction;
(v) an acknowledgment by the Investment Manager that it is a fiduciary of the Plan; and (vi) if applicable, a certificate evidencing the Investment Manager's current registration under the Investment Advisers Act. For purposes of this Agreement, the appointment of an Investment Manager pursuant to this Section 6 shall become effective as of the effective date specified in such notice, or, if later, as of the date on which the Trustee receives proper notice of such appointment.

         (c) The Employer shall give written notice to the Trustee of the resignation or removal of an Investment Manager previously appointed pursuant to this Section 6. From and after the date on which the Trustee receives such notice, or, if later, the effective date of the resignation or removal specified in such notice, the Employer shall be responsible, in accordance with this
Section 6, for the investment and reinvestment of the portion of the Trust Fund theretofore managed by such Investment Manager, until such time as a successor Investment Manager has been duly appointed pursuant to this Section 6.

         (d) The Trustee shall have the power and authority to be exercised in its sole discretion at any time and from time to time to issue and place orders for the purchase or sale of securities directly with qualified brokers or dealers. Such orders may be placed with such qualified brokers and/or dealers who also provide investment information or other research or statistical services to the Trustee in its capacity as a fiduciary or investment manager for other clients.

         (e) The Trustee may from time to time temporarily transfer any assets of the Trust Fund to, or withdraw the same from, any pooled investment fund or group or collective trusts maintained by a bank or trust company (which may be the Trustee or an affiliate of the Trustee) supervised by a state or federal agency, which has been determined by the Internal Revenue Service to be a qualified trust or fund exempt from federal income tax under Section 501(a) of the Internal Revenue Code, and which has been established to permit separate pension and profit sharing trusts qualified under Section 401(a) of the Internal Revenue Code to pool some or all of their funds for investment purposes. To the extent the Trust Fund is invested in such a pooled fund or group or collective trust, the terms of the instrument establishing such pooled fund or group or collective trust are made a part of this Agreement as fully as if set forth at length herein. The commingling of assets of this Trust with assets of other qualified participating trusts in such pooled funds or group or collective trusts is specifically authorized.

         (f) Notwithstanding any provision of this Section 6 to the contrary, the Trustee, in its sole discretion or as the Employer may request, may retain uninvested cash or cash balances, and sell, to provide cash or cash balances, such investments in whatever portion of the Trust Fund that it may deem advisable without being required to pay interest thereon. Pending investment, the Trustee, in its sole discretion, may temporarily invest any funds held or received by it for investment in an investment fund established hereunder in commercial paper or in obligations or, or guaranteed by, the United States government or any of its agencies.

SECTION 7 -- AUTHORIZATION BY EMPLOYER.



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                  The Trustee shall pay benefits and administrative expenses under the Plan, transfer funds to any other trust fund established under the Plan or make direct transfers to other tax-qualified plans, only when it receives (and in accordance with) written instructions of the Employer indicating the amount of the payment and the name and address of the recipient. The Trustee need not inquire into whether any payment the Employer instructs it to make is consistent with the terms of the Plan or applicable law or otherwise proper. Any payment made by the Trustee in accordance with such instructions shall be a complete discharge and acquittance to the Trustee. If the Employer advises the Trustee that benefits have become payable with respect to a Participant's interest in the Trust Fund but does not instruct the Trustee as to the manner of payment, the Trustee shall hold the Participant's interest in the Trust until it receives written instructions from the Employer as to the manner of payment. The Trustee shall not pay benefits from the Trust Fund without such instructions, even though it may be informed from other sources, including, without limitation, a Participant or beneficiary, that benefits are payable under the Plan. The Trustee shall have no responsibility to determine when, to whom, or in what amount benefits and expenses are payable under the Plan. If the Employer so directs, the Trustee shall segregate amounts payable with respect to the interest in the Plan of any Participant and administer them separately from the rest of the Trust Fund in accordance with the Employer's instructions. The Employer shall certify to the Trustee that any such instructions are consistent with the Plan.

SECTION 8 -- REPRESENTATIONS BY THE EMPLOYER.

                  The Trustee may require the Employer to certify in writing that any payment of benefits or expenses it instructs the Trustee to make pursuant to Section 7 is: (a) in accordance with the terms of the Plan, and/or
(b) one which the Employer is authorized by the Plan and any other applicable instruments to direct, and/or (c) made for the exclusive purpose of providing benefits to Participants and their beneficiaries, or defraying reasonable expenses of Plan administration, and/or (d) not made to a party in interest, within the meaning of Section 3(14) of ERISA or a disqualified person, within the meaning of Section 4975 of the Internal Revenue Code, and/or (e) not a prohibited transaction under ERISA or section 4975 of the Internal Revenue Code. If the Trustee requests, instructions to pay benefits shall be made by the Employer on forms prepared by the Trustee that include any or all of the above representations. The Trustee shall be fully protected in relying on the truth of any such representation by the Employer and shall have no duty to investigate whether such representations are correct or to see to the application of any amounts paid to the recipient. The Employer shall indemnify the Trustee and hold it harmless from any liability resulting from acts or omissions taken in reliance on such representations.

SECTION 9 -- FORM OF PAYMENT.

                  Payments of money by the Trustee for any benefit or expense under the Plan may be made by, when applicable, mailing its check for the amount thereof to the person designated by the Employer as entitled to receive such payment to such address as may have been last furnished to the Trustee by the Employer. If no such address has been furnished, benefits or expenses may be mailed by the Trustee to such person in care of the Employer.

SECTION 10-- FEES AND EXPENSES OF TRUSTEE.

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                  The Trustee shall receive as reasonable compensation for its services as Trustee such amounts as may, from time to time, be agreed upon in writing between the Employer and the Trustee. The Trustee shall not receive additional compensation for acting as Trustee. Such fees and expenses may be charged directly to the Trust Fund unless paid by the Employer. The Trustee shall have a lien against the Trust Fund for the unpaid amount of any fees and disbursements due it and, in its discretion, may withdraw the same from the Trust Fund.

SECTION 11 -- TAXES.

                  All taxes that may be levied or assessed upon or in respect of the Trust Fund shall be paid from the Trust Fund. The Trustee shall notify the Employer of any proposed or final assessments of taxes and may assume that any such taxes are lawfully levied or assessed unless the Employer advises it in writing to the contrary within 15 days after receiving the above notice from the Trustee. In such case, the Trustee, if requested by the Employer in writing, shall contest the validity of such taxes in any manner deemed appropriate by the Employer; the Employer may itself contest the validity of any such taxes, in which case the Employer shall so notify the Trustee and the Trustee shall have no responsibility or liability respecting such contest. If either party to this Agreement contests any such proposed levy or assessments, the other party shall provide such information and cooperation as the party conducting the contest shall reasonably request.

SECTION 12 -- LIABILITY UNDER THE PLAN.

                  The duties and obligations of the Trustee shall be limited to those expressly set forth in this Agreement, notwithstanding any reference herein to the Plan.

SECTION 13 -- NO LIABILITY FOR ACTS OF OTHERS.

                  No "fiduciary" (as such term is defined in section 3(21) of ERISA) under this Agreement shall be liable for an act or omission of another person in carrying out any fiduciary responsibility where such fiduciary responsibility is allocated to such other person by this Agreement or pursuant to a procedure established in this Agreement except to the extent that:

         (a) such fiduciary participated knowingly in, or knowingly understood to conceal, an act or omission of such other person, knowing such act or omission to be a breach of fiduciary responsibility;

         (b) such fiduciary, by his failure to comply with section 404(a)(1) of ERISA in the administration of his specific responsibilities which give rise to his status as a fiduciary, has enabled such other person to commit a breach of fiduciary responsibility;

         (c) such fiduciary has knowledge of a breach of fiduciary responsibility by such other person, unless he makes reasonable efforts under the circumstances to remedy the breach; or


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         (d)      such fiduciary is a "named fiduciary" (as such term is defined in section 402(a)(2) of ERISA) and has violated his duties under section 404(a)(1) of ERISA:

                           (i) with respect to the allocation of fiduciary
                  responsibilities among named fiduciaries or the designation of persons other than named fiduciaries to carry out fiduciary responsibilities under this Agreement;

                           (ii) with respect to the establishment of
                  implementation of procedures for allocating fiduciary responsibilities among named fiduciaries or for designating persons other than named fiduciaries to carry out fiduciary responsibilities under this Agreement; or

                           (iii) in continuing the allocation of fiduciary
                  responsibilities among named fiduciaries or the designation of persons other than named fiduciaries to carry out fiduciary responsibilities under this Agreement.

SECTION 14 -- INDEMNIFICATION OF TRUSTEE.

                  Notwithstanding any other provision of this Agreement, any individual designated as a Trustee hereunder shall be indemnified and held harmless by the Employer to the fullest extent permitted by law against any and all costs, damages, expenses and liabilities including, but not limited to attorneys' fees and disbursements reasonably incurred by or imposed upon such individual in connection with any claim made against him or her or in which he or she may be involved by reason of his being, or having been, a Trustee hereunder, to the extent such amounts are not satisfied by insurance maintained by the Employer, unless it has been adjudicated to have resulted from the gross negligence or willful misconduct of the Trustee by reason of any action so taken. Further, any corporate trustee and its officers, directors and agents may be held harmless by the Employer to the fullest extent permitted by law against any and all costs, damages, expenses and liabilities including, but not limited to, attorneys' fees and disbursements reasonably incurred by or imposed upon such persons and/or corporation in connection with any claim made against it or them in which it or they may be involved by reason of its being, or having been, a trustee, except liability which is adjudicated to have resulted from the gross negligence or willful misconduct of the Trustee by reason of any action so taken.

SECTION 15 -- ACCOUNTING.

         (a) The Trustee shall maintain accurate and detailed records on all receipts, investments, disbursements and other transactions performed in its capacity as Trustee. These records must be open to inspection and audit by the Plan Administrator and the Employer at all times.

         (b) Writing (handwriting, typing, printing) photostating, photographing, microfilming, magnetic impulse, mechanical or electrical recording or other forms of data compilation shall be acceptable means of keeping records.

         (c) The Trustee shall file all reports, returns and information that it is required to file under the Code and regulations and rulings issued under the Code.


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         (d) The Trustee shall file with the Employer a signed, written account of its transactions as soon as practical (but not later than 60 days) after the first day of each Plan year and as soon as practical (but not later than 60 days) after removal or resignation of the Trustee or any other date the Employer may specify. Any report or accounting which the Trustee files with the Employer is open to inspection by a participant for a period of 90 days following the date it is filed. At the end of the 90-day period, the Trustee is released and discharged as to any matters set forth in the report or account, except with respect to any act or omission as to which a participant, the Plan Administrator, a named fiduciary or the Employer has filed a written objection within the 90-day period.

         (e) Whenever an account shall have become an account stated as aforesaid, such account shall be deemed to be finally settled and shall be conclusive upon the Trustee, the Employer and all persons having or claiming to have any interest in the Trust Fund or under the Plan, and the Trustee shall be fully and completely discharged and released to the same extent as if the account had been settled and allowed by a judgment or decree of a court of competent jurisdiction in an action or proceeding in which the Trustee, the Employer and all persons having or claiming to have any interest in the Trust Fund or under the Plan were parties.

         (f) Notwithstanding the provisions of this Section 15, the Trustee and the Employer, or any of them, shall have the right to apply at any time to a court of competent jurisdiction for the judicial settlement of the Trustee's account. In any such case, it shall be necessary to join as parties thereto only the Trustee and the Employer, and any judgment or decree which may be entered therein shall be conclusive upon all persons having or claiming to have any interest in the Trust Fund or under the Plan.

         (g) To protect the Trust Fund from expenses which might otherwise be incurred, the Employer shall have authority to enforce this Agreement on behalf of all persons claiming any interest in the Trust Fund or under the Plan, and no other person may institute or maintain any action or proceeding against the Trustee or the Trust Fund in the absence of written authority from the Employer or a judgment of a court of competent jurisdiction that in refusing authority the committee acted fraudulently or in bad faith.

SECTION 16 -- GENERAL STANDARD OF CARE.

                  The Trustee, the Employer and any Investment Manager shall at all times discharge their duties with respect to the Trust Fund solely in the interest of the Plan Participants and their beneficiaries and with the care, skill, prudence, and diligence that, under the circumstances prevailing, a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims and consistent with the requirements of ERISA.

SECTION 17 -- AMENDMENT.

                  The Employer reserves the right to amend this Agreement at any time. An amendment shall not increase the duties or responsibilities of the Trustee without the Trustee's written consent nor permit any part of the corpus or income of the Trust Fund to be used for, or diverted to, purposes other than for the exclusive benefit of employees of the Employer, retired employees or their


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beneficiaries under the Plan. Any such amendment shall be by written instrument delivered to the Trustee.

SECTION 18 -- TERMINATION.

         (a) The Employer reserves the right to terminate this Agreement at any time by a written instrument delivered to the Trustee. This Agreement shall terminate upon the dissolution or liquidation of the Employer unless a successor corporation or business organization agrees in writing to assume the obligations of the Plan and this Agreement.

         (b) In the event of termination of Trust while the Plan is being continued, the assets of the Trust Fund shall be transferred to the person or institution authorized in writing by the Employer to receive such assets.

         (c) In the event of termination of Trust on account of termination of Plan, the assets of the Trust Fund shall be applied to provide the benefits specified in the Plan upon termination of the Plan.

SECTION 19 -- INSURANCE COMPANY.

         (a) If any portion of the assets of the Trust are held by an insurance company, such insurance company shall in no event be deemed to be a party to this Trust or to be responsible for its validity. The obligations and responsibilities of the insurance company shall be measured and determined solely by the terms of the annuity contract and any insurance policy and it shall not be required to do any act not provided in or any act contrary to the provisions of such annuity contract and insurance policy.

         (b) The insurance company shall not be required to look into the terms of this Trust or question any action of the Trustee, nor shall it be responsible to see that any action of the Trustee is authorized. The insurance company shall act only upon the written direction of the Trustee and shall be fully discharged from any and all liability for any amount paid to the Trustee or paid in accordance with the direction of the Trustee or for any change made or action taken upon such direction; and shall not be obligated to see that any money paid by it to the Trustee or to any person shall be properly distributed or applied. Any instrument executed by the Trustee may be treated as conclusive. The insurance company shall be without liability in taking, permitting, or omitting any action on the faith of any such instrument and shall incur no liability responsibility for doing so.

SECTION 20 -- LIMITATION ON RIGHTS AND REMEDIES.

                  In any action or proceeding involving the Trust Fund, or the administration of the Trust Fund, only the Trustee and the Employer shall be the necessary parties. Unless otherwise ordered by the Court entertaining jurisdiction thereover, no other person having or claiming to have an interest in the Trust Fund shall be entitled to any notice or service of process. Any final judgment entered in such action or proceeding shall be conclusive upon all persons claiming under this Agreement.

SECTION 21 -- BINDING EFFECT; ASSIGNABILITY.

                  This Agreement shall be binding upon, and the powers granted to the Employer and the Trustee, respectively, shall be exercisable by, the respective successors and assigns of the Employer and the Trustee.

SECTION 22 -- AFFILIATED COMPANIES.

                  (a) Any other company which adopts the Plan in accordance with its terms may, with the written consent of the Trustee and Employer, become a party to this Agreement as an "Affiliated Company" by delivering a certified copy of a resolution of its board of directors to the effect that it agrees to adopt the Plan, to become a party to this Agreement and to be bound by all the terms and conditions of the Plan and this Agreement, as then in effect and as it may thereafter be amended. The Employer shall have the sole authority to enforce this Agreement on behalf of any such Affiliated Company and the Trustee need not deal with any Affiliated Company except by dealing with the Employer as its agent. The Trustee shall invest and administer the Trust Fund as a single fund for investment and accounting purposes without identification or allocation among the Employer and any Affiliated Companies or to any employee or group of employees or their beneficiaries, unless the Trustee, the Employer, and the Affiliated Companies concerned agree in writing to segregate funds.

                  (b) Any Affiliated Company may cease to be a party to this Agreement by delivering to the Trustee a certified copy of a resolution of its board of directors terminating its participation in the Plan or this Agreement. In such case, or in the event of the merger, consolidation, sale of property or stock, separation, reorganization or liquidation of any Affiliated Company, the Trustee, until directed otherwise by the Employer, shall continue to hold, in accordance with the provisions of this Agreement, that portion of the Trust Fund which it is advised by the Employer is attributable to the participation in the Plan of the employees and their beneficiaries affected by such termination or by such transaction.

SECTION 23 -- NOTICES.

                  Any communication to the Trustee, including any notice, direction, designation, certification, order, instruction, or objection shall be in writing and signed by the person authorized under the Plan to give the communication. The Trustee shall be fully protected in acting in accordance with these written communications. Any notice required or permitted to be given to a party hereunder shall be deemed given if in writing and hand delivered or mailed, postage prepaid, certified mail, return receipt requested, to such party at the following address or at such other address as such party may by notice specify:

                  If to the Employer:

                           The Warwick Savings Bank
                           18 Oakland Avenue
                           Warwick, New York 10990
                           Attention: President

                  If to the Trustee:

                           Trustee, The Warwick Savings Bank
                                    401(k) Savings Plan
                           18 Oakland Avenue
                           Warwick, New York 10990
                           Attention: Corporate Secretary

SECTION 24 -- SEVERABILITY.

                  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity of enforceability of the remaining provisions.

SECTION 25 -- WAIVER.

                  Failure of any party to insist at any time or times upon strict compliance with any provision of this Agreement shall not be waiver of such provision at such time or any later time unless in a writing designated as a waiver and signed by or on behalf of the party against whom enforcement of the waiver is sought.

SECTION 26 -- NON-ALIENATION.

                  No interest, right or claim in or to any part of the Trust Fund or any payment therefrom shall be assignable, transferable or subject to sale, mortgage, pledge, hypothecation, commutation, anticipation, garnishment, attachment, execution, or levy of any kind except as otherwise provided under
Section 414(p) of the Internal Revenue Code and Section 206(d)(3) of ERISA; and the Trustee and the Employer shall not recognize any attempt to assign, transfer, sell, mortgage, pledge, hypothecate, commute, or anticipate the same, except to the extent required by law.

SECTION 27 -- QUALIFIED PLAN AND TRUST.

                  This Agreement and the trust hereby created are part of an employee benefit plan which the Employer intends shall be qualified under section 401(a) of the Code and until advised to the contrary, the Trustee may assume that the Plan so qualifies and that the trust is exempt from tax under section 401(a) of the Code. However, any taxes that may be assessed on or in respect of the Trust Fund shall be a charge against the Trust Fund. All contributions made prior to the receipt by the Employer of a determination from the Internal Revenue Service to the effect that the trust forming part of the Plan is a qualified trust under section 401(a) of the Code and that the trust is exempt from federal income tax under section 401(a) of the Code shall be made on the express condition that such a determination is received, and in the event that the Internal Revenue Service determines that the trust and the Plan are not so qualified, all contributions made prior to the date of the receipt of such determination after giving to any income gain or loss, less any compensation and expenses properly chargeable thereto, shall be returned to the Employer.

SECTION 28 -- COMPLIANCE WITH SECURITIES LAWS.

                  In the event that the Plan or any portion thereof, or any interest therein, by virtue of any of its investments, shall be deemed to be a "security" for purposes of the Securities Act of 1933, the Securities Exchange Act of 1934 or any other federal or state law, for which there is no exemption from the registration, reporting, blue sky or other requirements applicable to securities under such laws, the Employer shall, at its sole cost and expense, take all such actions as are necessary or appropriate to comply with the requirements of such laws. The Employer hereby agrees to indemnify the Trustee and hold it harmless from and against any claim or liability which may be asserted against the Trustee by reason of any determination that the Plan or any portion thereof, or any interest therein, constitutes such a security.

SECTION 29 -- HEADINGS.

                  The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Agreement, the text shall control.

SECTION 30 -- CONSTRUCTION OF LANGUAGE.

                  Whenever appropriate in this Agreement, words used in the singular may be read in the plural; words used in the plural may be read in the singular; and words imposing the masculine gender shall be deemed equally to refer to the female gender or the neuter. Any reference to a section number shall refer to a section of this Agreement, unless otherwise indicated.

SECTION 31 -- COUNTERPARTS.

                  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the undersigned have executed this Trust Agreement as of this 23rd day of August, 2000.


                                        THE WARWICK SAVINGS BANK



                                        By: /s/ Ronald J. Gentile
                                            ---------------------
                                        Name and Title:



The undersigned hereby accepts appointment as Trustee hereunder and agree to be bound by the terms of this Trust Agreement.

                                        ACCEPTANCE OF TRUSTEE:

                                        /s/ Timothy A. Dempsey
                                        ----------------------------------------
                                        Timothy A. Dempsey

                                        /s/ Ronald J. Gentile
                                        ----------------------------------------
                                        Ronald J. Gentile

                                        /s/ Nanch L. Sobotor-Littell
                                        ----------------------------------------
                                        Nancy L. Sobotor-Littell

                                        /s/ Arthur W. Budich
                                        ----------------------------------------
                                        Arthur W. Budich

                                        /s/ Barbara A. Rudy
                                        ----------------------------------------
                                        Barbara A. Rudy